Property and equipment, net	12 Months Ended
Mar. 31, 2022
Property, Plant and Equipment [Abstract]
Property and equipment, net
9.	Property and equipment, net
Property and equipment consist of the following:

	As of March 31, 2021	As of March 31, 2022
	RMB	RMB
Cost:
Warehouse equipment	2,513	2,669
Furniture, computer and office equipment	6,592	7,503
Vehicles	2,891	3,684
Leasehold improvement	10,056	10,209
Software	2,709	2,995

Total cost	24,761	27,060
Less: Accumulated depreciation	(16,375)	(19,281)

Property and equipment, net	8,386	7,779

The total amounts charged to the consolidated statements of comprehensive loss for depreciation and amortization expenses amounted to approximately RMB2.66 million, RMB3.08 million and RMB3.7 million for the years ended March 31, 2020, 2021 and 2022, respectively.